EXHIBIT 10.43

                           CASTLE DENTAL CENTERS, INC.
                        OMNIBUS STOCK AND INCENTIVE PLAN
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                                TABLE OF CONTENTS
                                                                     PAGE

                                   Section 1.
                           Establishment, Purpose, and
                             Effective Date of Plan ...................1

      1.1   Establishment..............................................1
      1.2   Purpose....................................................1
      1.3   Effective Date.............................................1

                                   Section 2.
                                   Definitions ........................1

      2.1   Definitions................................................1
      2.2   Gender and Number..........................................3

                                   Section 3.
                                 Administration .......................3

      3.1   Compensation Committee.....................................3
      3.2   Committee Action...........................................3
      3.3   Committee Expenses.........................................3

                                   Section 4.
                            Stock Subject to the Plan .................4

      4.1   Stock Reserved.............................................4
      4.2   Adjustment in Capitalization...............................4

                                   Section 5.
                                  Participation .......................4

      5.1   Eligibility................................................4

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                                   Section 6.
                     Options: General, Terms and Conditions,
                               and Relinquishment .....................5

      6.1   Options:  General..........................................5
      6.2   Options:  Terms and Conditions.............................5
      6.3   Options:  Relinquishment..................................10

                                   Section 7.
                                Restricted Stock .....................13

      7.1   Grant of Restricted Stock.................................13
      7.2   Transferability...........................................13
      7.3   Other Restrictions........................................13
      7.4   Voting Rights.............................................13
      7.5   Dividends and Other Distributions.........................13
      7.6   Nontransferability of Restricted Stock....................14
      7.7   Termination of Employment Due to Death or Disability......14
      7.8   Termination of Employment for Reasons Other than Death
             or Disability............................................14

                                   Section 8.
                    Effectiveness, Expiration, Amendments and
                         Termination of the Plan .....................14

      8.1   Effectiveness and Expiration of the Plan..................14
      8.2   Amendment, Modification, and Termination of Plan..........14
      8.3   Replacement of Awards.....................................15
      8.4   Corporate Change..........................................15

                                   Section 9.
                             Rights of Participants ..................16

      9.1   No Right to Employment....................................16
      9.2   Beneficiary Designation...................................16

                                   Section 10.
                                      Taxes ..........................16

      10.1  Tax Withholding...........................................16
      10.2  Stock Withholding Elections...............................16
      10.3  Special Insider Stock Withholding Restrictions............17

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      10.4  Stock Withholding Delivery Requirements...................17

                                   Section 11.
                                  Miscellaneous ......................17

      11.1  Indemnification...........................................17
      11.2  Liability of the Company..................................18
      11.3  Purchase for Investment...................................18
      11.4  Stockholders Agreement....................................18
      11.5  Non-Exclusivity of this Plan..............................18
      11.6  Participants' Rights Unsecured............................18
      11.7  Governing Law.............................................18

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                           CASTLE DENTAL CENTERS, INC.
                        OMNIBUS STOCK AND INCENTIVE PLAN

                                   Section 1.
                           ESTABLISHMENT, PURPOSE, AND
                             EFFECTIVE DATE OF PLAN

      1.1 ESTABLISHMENT. Castle Dental Centers, Inc., a Delaware corporation, hereby establishes the "CASTLE DENTAL CENTERS, INC. OMNIBUS STOCK AND INCENTIVE PLAN" (the "Plan") for key employees, directors, consultants and former consultants and key employees of entities managed by the Company or one of its subsidiaries. The Plan permits the grant of stock options and restricted stock as a payout media for payments under the Plan.

      1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company, by encouraging and providing for the acquisition of an equity interest in the success of the Company by its key employees, by providing additional incentives and motivation toward superior performance by key employees of the Company, and by enabling the Company to attract and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of Company's operations is largely dependent.

      1.3 EFFECTIVE DATE. The Plan shall become effective as provided in Section 11.1.

                                   Section 2.
                                   DEFINITIONS

      2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

            2.1.1 "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

            2.1.2 "Award" means any grant of a Stock Option or shares of Restricted Stock under this Plan.

            2.1.3 "Board" means the Board of Directors of the Company.

            2.1.4 "Code" means the Internal Revenue Code of 1986, as amended.

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            2.1.5 "Committee" means all or certain members of the Compensation
Committee of the Board of Directors as described in Section 3.1.

            2.1.6 "Company" means Castle Dental Centers, Inc., a Delaware corpora tion.

            2.1.7 "Disability" means a condition which, in the opinion of a physician selected by the Committee, renders a Participant incapable of performing services for the company of the kind the Participant was performing at the time the Disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration.

            2.1.8 "Employee" means a regular salaried employee (including officers and directors who are also employees) of the Company or its Affiliates, or any branch or division thereof.

            2.1.9 "Fair Market Value" means the fair market value of a share of Stock on a particular date, which shall be equal to the mean of the reported high and low sales prices of the Stock on the New York Stock Exchange Composite Tape on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is not traded on the New York Stock Exchange at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the closing bid and ask prices of the Stock on the most recent date the Stock was publicly traded. In the event the Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

            2.1.10 "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either
(i) an "incentive stock option" within the meaning of Section 422 of the Code ("ISO"), (ii) a "nonqualified stock option," which is an Option designed not to comply with Section 422 of the Code ("Nonqualified Option") or (iii) any other type of option encompassed by the Code.

            2.1.11 "Participant" means any Employee, director, consultant, former consultant or key employee of an entity managed by the Company or one of its subsidiaries designated by the Committee to participate in the Plan.

            2.1.12 "Period of Restriction" means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section 7 of the Plan.

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            2.1.13 "Relinquishment" means the right to receive cash in consideration for a Participant forfeiting his or her right to exercise all or a part of an Option pursuant to Section 6.3.

            2.1.14 "Restricted Stock" means Stock granted to a Participant pursuant to Section 7 of the Plan.

            2.1.15 "Stock" means the common stock of the Company, par value of $.001.

      2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                   Section 3.
                                 ADMINISTRATION

      3.1 COMPENSATION COMMITTEE. The Plan shall be administered by all or certain members of the Compensation Committee as designated by the Board, which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he is a "disinterested person" within the meaning of such Rule 16b-3. If no Compensation Committee has been formed, the duties of the Compensation Committee shall be discharged by the Board.

      3.2 COMMITTEE ACTION. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of this Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company.

      3.3 COMMITTEE EXPENSES. All expenses and liabilities incurred by the Committee in the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

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                                   Section 4.
                            STOCK SUBJECT TO THE PLAN

      4.1 STOCK RESERVED. Subject to adjustment as provided in Section 4.2 hereof, the aggregate number of shares of Stock that may be issued under this Plan shall not exceed 600,000. The shares subject to this Plan shall consist of authorized but unissued shares of Stock or treasury Stock and such number of shares shall be and is hereby reserved for issuance for such purpose. Any of such shares which may remain unissued and which are not subject to outstanding Awards at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the Awards granted under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. To the extent that an Award lapses or the rights of the Participant holding such Award terminate or the Award is paid in cash, any shares of Stock subject to such Award may again be made subject to another Award under this Plan.

      4.2 ADJUSTMENT IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock that occurs after ratification of the Plan by the shareholders of the Company by reason of a common stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the aggregate number of shares of Stock subject to each Award and its stated price, shall be adjusted appropriately by the Committee or the Board, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In such event, the Committee or the Board also shall have discretion to make appropriate adjustments in the number and type of shares subject to an Award under the Plan pursuant to the terms of such an Award.

                                   Section 5.
                                  PARTICIPATION

      5.1 ELIGIBILITY. The persons eligible to participate in this Plan as a recipient of Awards ("Participant") shall include only key Employees, directors, consultants, and former consultants of the Company or its Affiliates, or key employees of an entity managed by the Company or one of its subsidiaries, at the time the Award is granted. An Employee who has been granted an Award hereunder may be granted additional Awards, if the Committee shall so determine.

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                                   Section 6.
                     OPTIONS: GENERAL, TERMS AND CONDITIONS,
                               AND RELINQUISHMENT

      6.1   OPTIONS:  GENERAL.

            6.1.1 COMMITTEE DISCRETION. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those key Employees, directors, consultants and former consultants of the Company or its Affiliates and key employees of an entity managed by the Company or one of its subsidiaries who are to receive Options under this Plan, (ii) to determine the number of shares of Stock to be covered by such Options and the terms thereof, and (iii) to determine the type of Option granted: ISOs, Nonqualified Options or a combination of ISOs and Nonqualified Options; provided, however, that only key Employees shall be eligible to receive ISOs. The Committee shall thereupon grant Options in accordance with such determinations as evidenced by a written option agreement. Subject to the express provisions of this Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to this Plan, to interpret this Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of this Plan.

            6.1.2 LIMITATION ON INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value, determined at the time the option is granted, of the Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $100,000.

      6.2  OPTIONS:  TERMS AND CONDITIONS.

            6.2.1 OPTION AGREEMENT. Each Option granted under this Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions not inconsistent herewith as the Committee may deem appropriate and include in such Option agreement.

            6.2.2 OPTION PERIOD. The Committee shall promptly notify the Participant of the Option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the Option grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the Option is actually granted by the Committee, even

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though the written agreement may be executed and delivered by the Company and the Participant after that date. Each Option agreement shall specify the period for which the Option thereunder is granted (which in no event shall exceed ten years from the date of grant in the case of an ISO) and shall provide that the Option shall expire at the end of such period. If the original term of an Option is less than ten years from the date of grant, the Option may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

            6.2.3 EXERCISE PRICE. The exercise price of each share of Stock subject to each Option granted pursuant to this Plan shall be determined by the Committee at the time the Option is granted and, in the case of ISOs, shall not be less than 100% of the Fair Market Value of a share of Stock on the date the Option is granted, as determined by the Committee. In the case of ISOs granted to a Ten Percent Stockholder, the exercise price shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Option is granted. The exercise price of each share of Stock subject to a Nonqualified Option under this Plan shall be determined by the Committee prior to granting the Option. The Committee shall set the exercise price for each share subject to a Nonqualified Option at such price as the Committee in its sole discretion shall determine.

            6.2.4 EXERCISE PERIOD. The Committee may provide in the Option agreement that an Option may be exercised immediately or over the period of the grant and in whole or in increments. However, no portion of any Option may be exercisable by a Participant prior to the approval of this Plan by the shareholders of the Company.

            6.2.5 PROCEDURE FOR EXERCISE. Options shall be exercised by the delivery by the Participant of written notice to the Secretary of the Company setting forth the number of shares of Stock with respect to which the Option is being exercised. The notice shall be accompanied by any combination of the following, at the election of the Participant and agreed to by the Committee, equal in value to the full amount of the exercise price: (i) cash, cashier's check, bank draft, or postal or express money order payable to the order of the Company, (ii) certificates representing shares of Stock theretofore owned by the Participant duly endorsed for transfer to the Company, or (iii) an election by the Participant to have the Company withhold the number of shares of Stock the Fair Market Value of which is equal to the aggregate exercise price of the shares of Stock issuable upon exercise of the Option. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is

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received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An Option to purchase shares of Stock in accordance with this Plan, shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of shares for which Options are being exercised, are both received by the Company and the Participant shall be treated for all purposes as the record holder of such shares of Stock as of such date.

      As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to the Participant certificates for the number of shares with respect to which such Option has been so exercised, issued in the Participant's name or such other name as the Participant directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant at the address specified pursuant to this Section.

            6.2.6 TERMINATION OF EMPLOYMENT. If a Participant to whom an Option is granted ceases to be employed by the Company or its Affiliates or an entity managed by the Company or one of its subsidiaries, or ceases to provide services to or be a director of the Company or its affiliates or an entity managed by the Company or one of its subsidiaries, for any reason other than death or Disability or "for cause" (as defined below), any Option which is exercisable by the Participant on the date of such termination of employment shall expire three months following such date of termination of employment; provided, however, the Committee, in its sole discretion or in any Option agreement, may allow a Participant to exercise all or a portion of the Options granted but unexercised for a period of time after such three month period; provided further, however, that any Option which would otherwise be on ISO which is exercised after such three month period shall become a Nonqualified Option. Notwithstanding anything contained herein to the contrary, if the Participant's relationship with the Company or its Affiliates or an entity managed by the Company or one of its subsidiaries is terminated for any of the following reasons, the Participant's relationship was terminated "for cause": the Participant's theft or embezzlement from the Company or its Affiliates or an entity managed by the Company or one of its subsidiaries, the violation of a material term or condition of his service to the Company or its Affiliates or an entity managed by the Company or one of its subsidiaries, the disclosure by the Participant of confidential information of the Company or its Affiliates or an entity managed by the Company or one of its subsidiaries, conviction of the Participant of a crime of moral turpitude, the Participant's stealing trade secrets or intellectual property owned by the Company or its Affiliates or an entity managed by the Company or one of its subsidiaries, any act by the Participant in competition with the Company or its Affiliates or an entity managed by the Company or one of its subsidiaries or any other act, activity or conduct of

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the Participant which in the opinion of the Committee is adverse to the best interests of the Company or its Affiliates or an entity managed by the Company or one of its subsidiaries. Upon the occurrence of a "for cause" event, any Options and any and all rights granted to such Participant thereunder, to the extent not yet effectively exercised, shall become null and void effective as of the date of the occurrence of the event which results in the Participant ceasing his relationship with the Company or its Affiliates or an entity managed by the Company or one of its subsidiaries and any purported exercise of an Option by or on behalf of said Participant following such date shall be of no effect.

            6.2.7 DEATH OR DISABILITY. In the event the Participant dies or is determined to be under a Disability while the Participant is employed by the Company or its Affiliates, the Options previously granted to the Participant may be exercised (to the extent the Participant would have been entitled to do so at the date of death or determination of Disability) at any time and from time to time, within a three month period after such death or determination of Disability, by the Participant, the Participant's legal representative, the executor or administrator of the Participant's estate or by the person or persons to whom the Participant's rights under the Option shall pass by will or the laws of descent and distri bution; provided, however, the Committee, in its sole discretion or in any Option agreement, may allow a Participant to exercise all or a portion of the Options granted but unexercised for a period of time after such three month period; provided further, however, that in no event may the Option be exercised after its expiration under the terms of the Option agreement.

            6.2.8 TRANSFERABILITY. An Option granted pursuant to this Plan shall not be assignable or otherwise transferable by the Participant otherwise than by the Participant's will or by the laws of descent and distribution or pursuant to a transfer described in Code Section 1041(a). During the lifetime of a Participant, an Option shall be exercisable only by such Participant or the Participant's legal representative. Any heir or legatee of the Participant shall take rights granted herein and in the Option agreement subject to the terms and conditions hereof and thereof. No such transfer of any Option to heirs or legatees of the Participant or pursuant to a transfer described in Code Section 1041(a) shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

            6.2.9 INCENTIVE STOCK OPTIONS. Each Option agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify under the Code an Option designated as an "incentive stock option."

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            6.2.10 NO RIGHTS AS SHAREHOLDER. No Participant shall have any rights as a shareholder with respect to shares covered by an Option until the Option is exercised by written notice and accompanied by payment as provided in
Section 6.2.5 above.

            6.2.11 EXTRAORDINARY CORPORATE TRANSACTIONS. The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an Option theretofore granted the Participant shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Stock as to which such Option is then exercisable.

            6.2.12 ACCELERATION OF OPTIONS. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Option theretofore granted or the purchase price per share, unless the Committee shall determine in its sole discretion that an adjustment is necessary to provide equitable treatment to the Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may in its sole discretion accelerate the time at which any Option may be exercised, and is authorized at any time (with the consent of the Participant) to purchase Options pursuant to Section 6.3.

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       6.3  OPTIONS:  RELINQUISHMENT.

            6.3.1 The Committee, in granting Options hereunder, shall have discretion to determine whether or not Options shall include a right of Relinquishment as hereinafter provided by this Section 6.3. The Committee shall also have discretion to determine whether an option agreement evidencing an Option initially granted by the Committee without a right of Relinquishment shall be amended or supplemented to include such a right of Relinquishment. Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of Relinquishment in any Option granted hereunder or in any option agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of Relinquishment is consistent with
Section 6.3 hereof, any Option granted under this Plan, and the option agreement evidencing such Option, may provide:

                  6.3.1.1 That the Participant, or his heirs or other legal representatives to the extent entitled to exercise the Option under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the Option (to the extent then exercisable) for a number of shares of Stock, for an amount of cash or for a combination of Stock and cash to be determined in accordance with the following provisions of this Section 6.3:

                        6.3.1.1(a) The written notice of exercise of such right of Relinquishment shall state the percentage, if any, of the Appreciated Value (as defined below) that the Participant elects to receive in cash ("Cash Percentage"), such Cash Percentage to be in increments of 10% of such Appreciated Value up to 100% thereof;

                        6.3.1.1(b) The number of shares of Stock, if any, issuable pursuant to such Relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing (y) the difference between (I) the Appreciated Value and (II) the result obtained by multiplying the Appreciated Value and the Cash Percentage by (z) the then Fair Market Value per share of Stock;

                        6.3.1.1(c) The amount of cash payable pursuant to such Relinquishment shall be an amount equal to the Appreciated Value less the aggregate Fair Market Value of the Stock issued pursuant to such Relinquishment, if any, which cash shall be paid by the Company subject to such conditions as are deemed advisable by the Committee to permit compliance by the Company with the withholding provisions applicable to employers under the Code and any applicable state income tax laws;

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                        6.3.1.1(d) For the purpose of this Section 6.3.1.1,
"Appreciated Value" means the excess of (y) the aggregate Fair Market Value of the shares of Stock covered by the Option or the portion thereof to be relinquished over (z) the aggregate purchase price for such shares specified in such Option.

                  6.3.1.2 That such right of Relinquishment may be exercised only upon receipt by the Company of a written notice of such Relinquishment which shall be dated the date of election to make such Relinquishment; and that, for the purposes of this Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as hereafter may be amended, which regulations exempt from the operation of
Section 16(b) of the Exchange Act in whole or in part any such Relinquishment transaction, then such date of election shall be determined by such other method consistent with Section 16(b) of the Exchange Act or the rules and regulations thereunder as the Committee shall, in its discretion, select and apply.

                  6.3.1.3 That the Option, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of Relinquishment is received by the Company, (B) the Committee, subject to the provisions of Section 6.3.2, shall consent to the election of the holder to relinquish such Option in whole or in part for cash as set forth in such written notice of Relinquishment, and (C) the holder of such Option pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such Relinquishment.

            6.3.2 The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee's disapproval of, any election by a holder of an Option to relinquish such Option in whole or in part for cash as provided in Section 6.3.1, except that no such consent to or approval of a Relinquishment for cash shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act ("Covered Participant") shall be entitled to receive payment only in cash when an Option is relinquished during any window period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings ending on the twelfth business day following such release ("Window Period"); provided, however, that payment shall be so made in cash only in respect of 50% of an Option covered by any such option agreement. A Covered Participant shall be entitled to receive payment only in shares of Stock or upon (a) the Relinquishment of an Option outside a Window Period, and (b) the Relinquishment of an Option during a Window Period once such Participant has received payment in cash for the Relinquishment of 50% of the Options covered by the option agreement.

            6.3.3 The Committee, in granting Options hereunder, shall have discretion to determine the terms upon which such Options shall be relinquishable, subject to the applicable provisions of this Plan and including such provisions as are deemed advisable to permit the exemption from the operation from Section 16(b) of the Exchange Act of any such Relinquishment transaction, and Options outstanding, and option agreements, may be amended, if necessary to permit such exemption. If an Option is relinquished, such Option shall be deemed to have been exercised to the extent of the number of shares of Stock covered by the Option or part thereof which is relinquished, and no further Options may be granted covering such shares of Stock.

            6.3.4 Neither any Option nor any right to relinquish the same to the Company as contemplated by this Section 6 shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

            6.3.5 Except as provided in Section 6.3.6. below, no right of Relinquishment may be exercised within the first six months after the initial award of any Option containing, or the amendment or supplementation of any existing option agreement adding, the right of Relinquishment.

            6.3.6 No right of Relinquishment may be exercised within the first six months after the initial award of any Option containing, or the amendment or supplementation of any existing option agreement adding the right of Relinquishment, unless such right of Relinquishment is effective upon the Participant's death, Disability or termination of his relationship with the Company and the payment upon the exercise of such right is only in cash.

            6.3.7 Notwithstanding any other provision of this Section 6, the Committee may impose such conditions on exercise of a right of Relinquishment (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule) of the Exchange Act.

                                   Section 7.
                                RESTRICTED STOCK

      7.1 GRANT OF RESTRICTED STOCK. Subject to the provisions of Section 4, the Committee may grant shares of Restricted Stock at any time and from time to time, under the Plan to such Participants and in such amounts as it shall determine. Each grant of Restricted Stock under this Plan shall be evidenced by an agreement ("Restricted Stock Agreement"), in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions to the extent not inconsistent herewith as the Committee may deem appropriate and included in a Restricted Stock Agreement.

      7.2 TRANSFERABILITY. Except as provided in Sections 7.7 and 7.8 hereof, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Restricted Stock Agreement or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement.

      7.3 OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

      7.4 VOTING RIGHTS. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction.

      7.5 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. At the sole discretion of the Committee, dividends and other distributions to be paid with respect to Restricted Stock may be paid in shares of Stock or Restricted Stock in an amount equal to the dollar value of such dividend divided by the Fair Market Value of a share of Stock on the dividend declaration date rounded down to the nearest whole number. If any such dividends or distributions are paid in shares of Restricted Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

      7.6 NONTRANSFERABILITY OF RESTRICTED STOCK. No shares of Restricted Stock granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction. All rights with respect to Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or the Participant's legal representative, or by a recipient pursuant to a transfer described in Code Section 1041(a).

      7.7 TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. In the event that a Participant dies or is determined to be under a Disability while the Participant is employed by the Company or its Affiliates or an entity managed by the Company or one of its subsidiaries, the Period of Restriction applicable to the Restricted Stock pursuant to Section 7.2 hereof shall automatically terminate and, except as otherwise provided in Section 7.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable.

      7.8 TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH OR DISABILITY. In the event that a Participant terminates his employment with the Company or its Affiliates or an entity managed by the Company or one of its subsidiaries, for any reason other than those set forth in Sections 7.7 hereof during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions at the date of such termination automatically shall be forfeited and returned to the Company; provided, however, that the Committee, in its sole discretion, or in a Restricted Stock Agreement may either (i) provide that all or part of such Restricted Stock is not so forfeited as set forth in the Restricted Stock Agreement, or (ii) waive the automatic forfeiture of any or all such shares and/or may add such new restrictions to such shares of Restricted Stock as it deems appropriate.

                                   Section 8.
       EFFECTIVENESS, EXPIRATION, AMENDMENTS AND TERMINATION OF THE PLAN.

      8.1 EFFECTIVENESS AND EXPIRATION OF THE PLAN. This Plan shall be effective on the date of adoption by the Board. If the shareholders of the Company fail to approve this Plan within twelve months of the date of the Board adoption, this Plan shall terminate and all Awards previously granted under this Plan shall become void and of no effect. This Plan shall expire ten years after the date the Board adopts this Plan and thereafter no Award shall be granted pursuant to this Plan.

      8.2 AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN. The Board at any time may terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the shareholders, may:

            (a) Increase the total amount of Stock which may be issued under the Plan, except as provided in Section 4.2 of the Plan.

            (b) Change the provisions of the Plan regarding the Option price except as permitted by Section 4.2.

            (c) Materially increase the cost of the Plan or materially increase the benefits to Participants.

            (d)   Change the Participants eligible to participate in the Plan.

            (e)   Extend the period during which Awards may be granted.

            (f) Extend the maximum period after the date of grant during which Options may be exercised.

No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

      8.3 REPLACEMENT OF AWARDS. The Committee from time to time may permit a Participant under this Plan to surrender for cancellation any unexercised outstanding Award and receive from the Company in exchange for such Award, a number of shares of Stock or Restricted Stock as may be designated by the Committee.

      8.4 CORPORATE CHANGE. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than to an Affiliate), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50 percent of the outstanding shares of Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, or in any Option agreement or Restricted Stock Agreement, may accelerate the time at which all or a portion of a Participant's Award may be exercised for a limited period of time before or after a specified date.

                                   Section 9.
                             RIGHTS OF PARTICIPANTS

      9.1 NO RIGHT TO EMPLOYMENT. Employees shall be considered to be in the employment of the Company so long as they remain employees of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment and the cause of such termination shall be determined by the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon the Participant the right to continue in the employ of the Company or its Affiliates, nor shall anything contained herein be construed or interpreted to limit the "employment at will" relationship between the Participant and the Company or its Affiliates. The Award agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

      9.2 BENEFICIARY DESIGNATION. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

                                   Section 10.
                                      TAXES

      10.1 TAX WITHHOLDING. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local withholding tax requirements on any Award under the Plan.

      10.2 STOCK WITHHOLDING ELECTIONS. Subject to the consent of the Committee, due to (i) the exercise of a Nonqualified Option or (ii) the lapse of restrictions on Restricted Stock, a Participant may make an irrevocable election to (a) have shares of Stock otherwise issuable under (i) withheld, or (b) tender back to the Company shares of Stock received pursuant to (i) or (ii), or (c) deliver back to the Company pursuant to (i) or (ii) previously- acquired shares of Stock of the Company having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated total Federal, state, and local tax obligations associated with the transaction. Such elections must be made by a Participant on or prior to the date the amount of tax to be withheld is determined (the "tax date").

      10.3 SPECIAL INSIDER STOCK WITHHOLDING RESTRICTIONS. Elections by Participants who are subject to the short swing profit restrictions of Section 16(b) of the Exchange Act are subject to the following additional restrictions:
(a) the election may not be made within six months after the grant of a Nonqualified Option or Restricted Stock (except that this limitation does not apply if the Participant dies or becomes under a Disability prior to the expiration of the six-month period), and (b) the election must be made either six months prior to the tax date or during the ten business day "window period" beginning on the third business day following the release of the Company's quarterly or annual summary statement of sales and earnings.

      10.4 STOCK WITHHOLDING DELIVERY REQUIREMENTS. Pursuant to rules adopted by the Committee, when the tax date of a Participant is deferred until six months after the exercise of a Nonqualified Option granted under the Plan by the Participant making an election under Code Section 83(b), and the Participant elects share withholding pursuant to Subsection 12.3 above, the full number of shares of Stock shall be issued or transferred to the Participant upon the exercise of the Nonqualified Option, but the Participant shall be unconditionally obligated to tender back or deliver to the Company the proper number of shares on the tax date. When the tax date occurs in connection with the lapse of restrictions on Restricted Stock and the Participant elects share withholding, the Participant shall be unconditionally obligated to tender back or deliver to the Company a sufficient number of shares of Stock of the Company to satisfy the tax obligations on the tax date.

                                   Section 11.
                                  MISCELLANEOUS

      11.1 INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights or indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      11.2 LIABILITY OF THE COMPANY. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having the jurisdiction and the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the exercise of any Award granted hereunder.

      11.3 PURCHASE FOR INVESTMENT. Unless the Awards and shares of Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an Award under this Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

      11.4 STOCKHOLDERS AGREEMENT. The Committee shall provide in any agreement related to an Award that prior to receiving any shares of Stock or other securities on the exercise of an Award, the Participant or the Participant's legal representative shall be required to execute the Company's Employee Stockholders Agreement.

      11.5 NON-EXCLUSIVITY OF THIS PLAN. Neither the adoption by the Board nor the submission for approval of this Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan.

      11.6 PARTICIPANTS' RIGHTS UNSECURED. The right of a Participant to receive a distribution of Stock or any other payment under this Plan shall be an unsecured claim against the general assets of the Company. The Company may, but shall not be obligated to, acquire shares of Stock from time to time in anticipation of its obligations under this Plan, but a Participant shall have no right in or against any shares of Stock so acquired. All Stock shall constitute the general assets of the Company and may be disposed of by the Company at such time and for such purposes as it deems appropriate.

      11.7 GOVERNING LAW. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.

      IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by directors of the Company, Castle Dental Centers, Inc., has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this 23rd day of January, 1996.


                                      CASTLE DENTAL CENTERS, INC.
ATTEST:

                                      By:____________________________
________________________              Name:   Jack H. Castle, Jr.
Secretary                             Title:  President

                 FIRST AMENDMENT TO CASTLE DENTAL CENTERS, INC.
                        OMNIBUS STOCK AND INCENTIVE PLAN

                              W I T N E S S E T H:

      WHEREAS,   Castle  Dental  Centers,   Inc.  (the  "Company")   presently
maintains the Castle Dental Centers, Inc. Omnibus Stock and Incentive Plan (the "Plan") which became effective on January 23, 1996; and

      WHEREAS, the Company, pursuant to Section 8.2 of the Plan, has the right to amend the Plan from time to time subject to certain limitations.

      NOW, THEREFORE, in order to make various revisions desired by the Company, the Plan is hereby amended in the following manner:

      1.    Paragraph 1.3 is amended to read as follows:

                  "1.3 EFFECTIVE DATE. The Plan shall become effective as provided in Section 8.1."

      2.    Paragraph 4.1 is amended to read as follows:

                  "4.1 STOCK RESERVED. Subject to adjustment as provided in
                  Section 4.2 hereof, the aggregate number of shares of Stock that may be issued under this Plan shall not exceed 1,000,000. The shares subject to this Plan shall consist of authorized but unissued shares of Stock or treasury Stock and such number of shares shall be and is hereby reserved for issuance for such purpose. Any of such shares which may remain unissued and which are not subject to outstanding Awards at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the Awards granted under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. To the extent that an Award lapses or the rights of the Participant holding such Award terminate or the Award is paid in cash, any shares of Stock subject to such Award may again be made subject to another Award under this Plan."

      IN WITNESS WHEREOF, the Company has executed this First Amendment to the Castle Dental Centers, Inc. Omnibus Stock and Incentive Plan to be effective as of this 15th day of August, 1996.

                                    CASTLE DENTAL CENTERS, INC.

Attest:

                                    By:___________________________
                                          Jack H. Castle, Jr.
                                          Chairman and Chief Executive Officer
------------------------------

                 SECOND AMENDMENT TO CASTLE DENTAL CENTERS, INC.
                        OMNIBUS STOCK AND INCENTIVE PLAN

                              W I T N E S S E T H:

      WHEREAS, Castle Dental Centers, Inc. (the "Company") presently maintains the Castle Dental Centers, Inc. Omnibus Stock and Incentive Plan (the "Plan") which became effective on January 23, 1996; and

      WHEREAS, the Company, pursuant to Section 8.2 of the Plan, has the right to amend the Plan from time to time subject to certain limitations.

      NOW, THEREFORE, in order to make various revisions desired by the Company, the Plan is hereby amended in the following manner:

      1.    The first sentence of Paragraph 5.1 is amended to read as follows:

                  "The persons eligible to participate in this Plan as a recipient of Awards ("Participant") shall include only key Employees, directors, consultants, and former consultants of the Company or its Affiliates, key employees of an entity managed by the Company or one of its subsidiaries, or persons performing valuable services to entities with which the Company or one of its Affiliates contracts, at the time the Award is granted."

      IN WITNESS WHEREOF, the Company has executed this Second Amendment to the Castle Dental Centers, Inc. Omnibus Stock and Incentive Plan to be effective as of this 7th day of October, 1996.

                                  CASTLE DENTAL CENTERS, INC.

Attest:

                                  By:___________________________
                                        Jack H. Castle, Jr.
                                        Chairman and Chief Executive Officer
------------------------------
      John M. Slack
      Secretary

                THIRD AMENDMENT TO CASTLE DENTAL CENTERS, INC.
                       OMNIBUS STOCK AND INCENTIVE PLAN

                             W I T N E S S E T H:

      WHEREAS, Castle Dental Centers, Inc. (the "Company") presently maintains the Castle Dental Centers, Inc. Omnibus Stock and Incentive Plan (the "Plan") which became effective on January 23, 1996; and

      WHEREAS, the Company, pursuant to Section 10.2 of the Plan, has the right to amend the Plan from time to time subject to certain limitations.

      NOW, THEREFORE, in order to make various revisions desired by the Company, the Plan is hereby amended in the following manner:

      1.    Paragraph 2.1.5 is amended to read as follows:

                  "2.1.5 "Committee means all or certain members of the
            Committee as described in Section 3.1"

      2.    Paragraph 3.1 is amended to read as follows:

                  "3.1 COMMITTEE. The Plan shall be administered by the Board of
            Directors of the Company (the "Board"). The Board while administering the Plan shall hereinafter be referred to as the "Committee"

      3.    Paragraph 4.1 is amended to read as follows:

                  "4.1 STOCK RESERVED. Subject to adjustment as provided in
            Section 4.2 hereof, the aggregate number of shares of Stock that may be issued under this Plan shall not exceed 750,000. The shares subject to this Plan shall consist of authorized but unissued shares of Stock or treasury Stock and such number of shares shall be and is hereby reserved for issuance for such purpose. Any of such shares which may remain unissued and which are not subject to outstanding Awards at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the Awards granted under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. To the extent that an Award lapses or the rights of the Participant holding such Award terminate or the Award is paid in cash, any shares of Stock subject to such Award may again be made subject to another Award under this Plan."

      4.    Paragraph 6.3.2 is deleted.

      5.    Paragraph 6.3.3 is redesignated as Paragraph 6.3.2.

      6.    Paragraph 6.3.4 is redesignated as Paragraph 6.3.3.

      7.    Paragraph 6.3.5 is deleted.

      8.    Paragraph 6.3.6 is deleted.

      9.    Paragraph 6.3.7 is redesignated as Paragraph 6.3.4.

      10.   Paragraph 10.2 is amended to read as follows:

                  "10.2 STOCK WITHHOLDING ELECTIONS. Subject to the consent of the Committee, due to (i) the exercise of a Nonqualified Option or
            (ii) the lapse of restrictions on Restricted Stock, a Participant may make an irrevocable election to (a) have shares of Stock otherwise issuable under (i) withheld, or (b) tender back to the Company shares of Stock received pursuant to (i) or (ii), or (c) deliver back to the Company pursuant to (i) or (ii) previously-acquired shares of Stock of the Company having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated total Federal, state, and local tax obligations associated with the transaction, provided that such tax withholding or stock delivery right was specifically pre-approved by the Committee as a feature of the Nonqualified Option or Restricted Stock or is otherwise approved in accordance with Rule 16b-3. Such elections must be made by a Participant on or prior to the date the amount of tax to be withheld is determined (the "tax date")."

      11.   Paragraph 10.3 is deleted.

      12. Paragraph 10.4 is redesignated as Paragraph 10.3 and is amended to read as follows:

                  "10.3 STOCK WITHHOLDING DELIVERY REQUIREMENTS. Pursuant to
            rules adopted by the Committee, when a Participant makes an election under Code Section 83(b), and the Participant elects share withholding pursuant to Subsection 10.2 above, the full number of shares of Stock shall be issued or transferred to the Participant upon the exercise of the Nonqualified Option, but the Participant shall be unconditionally obligated to tender back or deliver to the Company the proper number of shares on the tax date. When the tax date occurs in connection with the lapse of restrictions on Restricted Stock and the Participant elects share withholding, the Participant shall be unconditionally obligated to tender back or deliver to the Company a sufficient number of shares of Stock of the Company to satisfy the tax obligations on the tax date."

      IN WITNESS WHEREOF, the Company has executed this Third Amendment to the Castle Dental Centers, Inc. Omnibus Stock and Incentive Plan to be effective as of this ___ day of August, 1997.

                                       CASTLE DENTAL CENTERS, INC.

Attest:

                                       By:___________________________
                                            Jack H. Castle, Jr.
                                            Chairman and Chief Executive Officer
------------------------------

John M. Slack
Secretary